CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Gurata Gold, Inc. (the “Company”) on Form 10-K for the period ending May 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Feliberto Gurat, Chief Financial Officer of the Company, certify, pursuant to s.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Feliberto Gurat
Feliberto Gurat
Chief Financial Officer

September 10, 2008